Exhibit 32
CERTIFICATION
The undersigned certify pursuant to 18 U.S.C. Section 1350, that:
(1)	The accompanying Annual Report on Form 10-K for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date April 27, 2007	/s/ John C. Hertig
Chief Executive Officer

/s/ Scott P. Youngstrom
Chief Financial Officer